SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 17, 2002
                                                         -----------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                            000-14879                  222322400
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(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
  of Incorporation)                                          Identification No.)


650 College Road East, 3rd Floor, Princeton, NJ                      08540
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (609) 750-8200
                     --------------------------------------
                         (Registrant's telephone number,
                              including area code)



       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     RESIGNATIONS AND APPOINTMENT OF OFFICERS

     On December 17, 2002, Cytogen Corporation (the "Company") issued a press release reporting certain resignations and appointments relating to its senior management.

     On December 17, 2002, the Board of Directors accepted the resignation of H. Joseph Reiser, Ph. D. from the office of President and Chief Executive Officer of the Company, effective immediately. Dr. Reiser has served in such capacities since April 1998. Dr. Reiser is leaving the Company for personal reasons, and intends to continue to serve as a member of the Company's Board of Directors.

     Michael D. Becker, the Company's Vice President, Business Development and Industry Relations, has been unanimously appointed by the Company's Board of Directors to serve, effective immediately, as Dr. Reiser's replacement as President and Chief Executive Officer of the Company. Mr. Becker was also appointed to the Company's Board of Directors, effective immediately.

     On December 17, 2002, the Board of Directors accepted the resignation of Lawrence R. Hoffman from the position of Vice President and Chief Financial Officer of the Company, effective December 31, 2002. Mr. Hoffman has served in such capacity since April 1998, and has resigned from his position with the Company in order to pursue other opportunities.

     In addition, on December 17, 2002, the Company announced the promotion of the Company's Director of Finance, Ms. Thu Dang, to the position of Vice President, Finance, effective December 31, 2002. Ms. Dang has been with the Company for over fourteen years and is integrally involved in all aspects of the Company's financial reporting process.

     Neither Dr. Reiser's resignation as President and Chief Executive Officer, nor Mr. Hoffman's resignation as Vice President and Chief Financial Officer, involved any disagreement with the Company on any matter relating to the Company's operations, policies or practices and neither Dr. Reiser, nor Mr. Hoffman, has requested that any matter be disclosed.

     Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

          Exhibit No.       Description
          -----------       -----------

             99.1           Press release of the Company dated December 17, 2002

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CYTOGEN CORPORATION



                                        By: /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer


Date:  December 17, 2002